UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IT TECH PACKAGING, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IT TECH PACKAGING, INC.
Science Park, Juli Road
Xushui District, Baoding City
Hebei Province, People’s Republic of China 072550

June 10, 2020

Dear Stockholder:

On behalf of the Board of Directors of IT Tech Packaging, Inc., a Nevada corporation (the “Company” or “we”), I invite you to attend our 2020 Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Wei County Production Base, IT Tech Packaging, Inc., Industrial Park, Wei County, Hebei Province, China 054700

On:	July 23, 2020

Time:	10 a.m. local time (10 p.m. ET, July 22, 2020)

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available, together with our Annual Report for the fiscal year ended December 31, 2019, at www.itpackaging.cn.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to (i) the election of directors, (ii) the ratification of the appointment of WWC, P.C. Certified Accountants as our independent registered public accounting firm for the fiscal year ending December 31, 2020, (iii) an advisory vote approving executive compensation, (iv) the approval of a reduction in the exercise price of outstanding warrants issued in a private placement and the approval of the issuance of common stock representing more than 20% of our common stock issued and outstanding upon exercise of the warrants in accordance with NYSE American Rule 713(a)(ii), and consideration of any other business matters properly brought before the Annual Meeting.

At the Annual Meeting, we will also report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in IT Tech Packaging, Inc.. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550.

Sincerely,

/s/ Zhenyong Liu
Zhenyong Liu
Chairman and Chief Executive Officer

TABLE OF CONTENTS

Page
Notice of Annual Meeting of Stockholders	ii

Proxy Statement for Annual Meeting of Stockholders	1
Date, Time and Place of the Annual Meeting	1
Purpose of the Annual Meeting	1
Voting Rights and Revocation of Proxies	1
Dissenters’ Right of Appraisal	2
Outstanding Shares and Quorum	2
Broker Non-Votes	2
Required Votes for Each Proposal to Pass	2
Voting Procedures	2
Solicitation of Proxies	3
Delivery of Proxy Materials to Households	3
Interest of Officers and Directors in Matters to Be Acted Upon	3
Security Ownership of Certain Beneficial Owners and Management	4

Proposal 1: Election of Directors	5
Nominees for Director	5
Term of Office	5
Vote Required and Board of Directors’ Recommendation	5
Directors and Officers	6
Involvement in Certain Legal Proceedings	7
Transactions with Related Persons, Promoters and Certain Control Persons	8
Procedures for Approval of Related Party Transactions	8
Section 16(a) Beneficial Ownership Reporting Compliance	9
Director Independence	9
Meetings and Committees of the Board of Directors; Annual Meeting Attendance	10
Board Meetings	11
Board Leadership Structure and Role in Risk Oversight	12
Stockholder Communications	12
Code of Ethics	12
Board of Directors Compensation	13
Report of the Audit Committee of the Board of Directors	14
Executive Compensation	15
Summary Compensation Table
Employment Agreements	15
Outstanding Equity Awards at 2019 Fiscal Year-End	15

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	16
Audit Fees	16
Audit-Related Fees	16
Tax Fees	16
All Other Fees	16
Pre-Approval Policies and Procedures	16
Vote Required and Board of Directors’ Recommendation	16

Proposal 3: Advisory Vote on Executive Compensation	17

Proposal 4: Approval of a reduction in the exercise price of outstanding warrants issued in a private placement and the approval of the issuance of common stock representing more than 20% of our common stock issued and outstanding upon exercise of the warrants in accordance with NYSE American Rule 713(a)(ii)	17
Overview	17
Vote Required and Board of Directors’ Recommendation	18

Stockholder Proposals	19
Other Business	19

i

IT TECH PACKAGING, INC.
Science Park, Juli Road
Xushui District, Baoding City
Hebei Province, People’s Republic of China 072550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 23, 2020

To the Stockholders of IT Tech Packaging, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IT Tech Packaging, Inc., a Nevada corporation (the “Company”), will be held at Wei County Production Base, IT Tech Packaging Inc., Industrial Park, Wei County, Hebei Province, China 054700 on July 23, 2020, at 10 a.m. local time (10 p.m. ET, July 22, 2020), for the following purposes:

1.	To elect three directors in Class II to serve on the Board of Directors of the Company, with such Class II directors to serve until the 2022 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death;

2.	To ratify the appointment of WWC, P. C. Certified Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To conduct a “say-on-pay” advisory vote to approve executive compensation;

4.	To approve a reduction in the exercise price of outstanding warrants issued in a private placement and the approval of the issuance of common stock representing more than 20% of our common stock issued and outstanding upon exercise of the warrants in accordance with NYSE American Rule 713(a)(ii); and

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on June 10, 2020 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors.

/s/ Zhenyong Liu
Zhenyong Liu
Chairman and Chief Executive Officer

Hebei Province, PRC June 10, 2020

ii

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

PLEASE NOTE: IF YOUR SHARES ARE HELD IN STREET NAME, YOUR BROKER, BANK, CUSTODIAN, OR OTHER NOMINEE HOLDER CANNOT VOTE YOUR SHARES IN THE ELECTION OF DIRECTORS, WITH RESPECT TO EXECUTIVE COMPENSATION OR APPROVAL OF A REDUCTION IN EXERCISE PRICE OF OUTSTANDING WARRANTS ISSUED IN A PRIVATE PLACEMENT AND THE ISSUANCE OF COMMON STOCK REPRESENTING MORE THAN 20% OF OUR COMMON STOCK ISSUED AND OUTSTANDING UPON EXERCISE OF THE WARRANTS IN ACCORDANCE WITH NYSE AMERICAN RULE 713(A)(II), UNLESS YOU DIRECT THE NOMINEE HOLDER HOW TO VOTE, BY RETURNING YOUR PROXY CARD OR BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD TO VOTE BY TELEPHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 23, 2020. THIS PROXY STATEMENT AND THE COMPANY’S 2019 ANNUAL REPORT TO THE STOCKHOLDERS WILL BE AVAILABLE AT WWW.ITPACKAGING.CN.

iii

IT TECH PACKAGING, INC.
Science Park, Juli Road,
Xushui District, Baoding City
Hebei Province, People’s Republic of China 072550

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 23, 2020

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of IT Tech Packaging, Inc., a Nevada corporation (the “Company”), in connection with the Annual Meeting of Stockholders to be held at Wei County Production Base, IT Tech Packaging, Inc., Industrial Park, Wei County, Hebei Province, People’s Republic of China 054700 on July 23, 2020, at 10 a.m. local time (10 p.m. ET, July 22, 2020), and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550, and its telephone number, including area code, is 86-312-8698215.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	To elect three directors in Class II to serve on the Board, with such Class II directors to serve until the 2022 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation, removal or death;

2.	To ratify the appointment of WWC, P. C. Certified Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To conduct a “say-on-pay” advisory vote to approve executive compensation;

4.	To approve a reduction in the exercise price of outstanding warrants issued in a private placement and the approval of the issuance of common stock representing more than 20% of our common stock issued and outstanding upon exercise of the warrants in accordance with NYSE American Rule 713(a)(ii) (the “Proposal 4”); and

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on June 10, 2020 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about June 25, 2020.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the meeting is 28,514,816. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 14,257,409 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1(election of directors), Proposal 3 (advisory vote on executive compensation) and Proposal 4 (approval of a reduction in exercise price of outstanding warrants issued in a private placement and the issuance of Common Stock representing more than 20% of our Common Stock issued and outstanding upon exercise of the warrants in accordance with NYSE American Rule 713(a)(ii)) are matters that we believe will be considered “non- routine.” Proposal 2 (ratification of the appointment of independent registered public accounting firm) is a matter we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 (election of directors), Proposal 3 (advisory vote on executive compensation) and Proposal 4 (approval of a reduction in exercise price of outstanding warrants issued in a private placement and the issuance of Common Stock representing more than 20% of our Common Stock issued and outstanding upon exercise of the warrants in accordance with NYSE American Rule 713(a)(ii)), if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of Class II Directors	Plurality of the votes cast (the three directors receiving the most “For” votes)	No
Ratification of the Appointment of WWC, P.C. Certified Accountants as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020	A majority of the votes cast	Yes
Advisory vote to approve executive compensation	A majority of the votes cast	No
Approval of a reduction in the exercise price of outstanding warrants issued in a private placement and the approval of the issuance of common stock representing more than 20% of our common stock issued and outstanding upon exercise of the warrants in accordance with NYSE American Rule 713(a)(ii),	A majority of the votes cast	No

Voting Procedures

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2019 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2019 Annual Report and this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550; Attention: Secretary.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Report and Proxy Statement, and you would like to receive a single copy of Annual Report and Proxy Statement, please specify such request in writing and send such written request to IT Tech Packaging, Inc., Science Park, Juli Road, Xushui County, Baoding City, Hebei Province, People’s Republic of China 072550; Attention: Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to the Board of the three nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our Chief Executive Officer and (iv) all executive officers and directors as a group as of June 10, 2020.

Amount and Nature of Beneficial Ownership

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Directors and Executive Officers
Common Stock	Zhenyong Liu, CEO and Director	5,364,841	18.81%
Common Stock	Jing Hao, CFO	10,000	*
Common Stock	Dahong Zhou, Secretary	0	0
Common Stock	Marco Ku Hon Wai, Director	7,500	*
Common Stock	Fuzeng Liu, Director	5,000	*
Common Stock	Wenbing Christopher Wang, Director	29,820	*
Common Stock	Lusha Niu, Director	0	0
All Directors and Executive Officers as a Group (7 persons)		5,417,161	19.00%

*	Less than 1% of the Company’s issued and outstanding common shares.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

At the Annual Meeting, three directors in Class II , Zhenyong Liu, Fuzeng Liu and Lusha Niu are up for re-election, with such Class II directors to serve until the 2022 Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, their age as of the Record Date, and the year in which he or she became a director. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position with the Company	Director Since
Zhenyong Liu	57	Director, Chairman of the Board	November 2007
Fuzeng Liu	71	Director	November 2007
Lusha Niu	41	Director	October 2016

The following is a summary of the biographical information of our director-nominees:

Zhenyong Liu. Mr. Zhenyong Liu became a member of the Board, and was appointed as Chairman of the Board on November 30, 2007. Mr. Liu has also served as the Company’s Chief Executive Officer since November 16, 2007, and serves as Chairman of Hebei Baoding Dongfang Paper Milling Company Limited (Dongfang Paper), a position he has held since 1996. From 1990 to 1996, he served as Plant Director of Xinxin Paper Milling Factory in Xushui District. Mr. Liu served as General Manager of the East Central Household Appliance Purchases and Supply Station from 1980 to 1989.

Fuzeng Liu. Mr. Fuzeng Liu has been a member of the Board since November 30, 2007. Mr. Liu has also served as Vice President of Dongfang Paper since 2002. Previously, he served as Deputy Secretary of the Traffic Bureau of Xushui District from 1992 to 2002 and as Party Secretary of Dayin Town, Xushui District from 1988 to 1992.Mr. Liu also served as Head of the Cuizhuang Town, Xushui District from 1984 to 1988.  From 1977 to 1984, Mr. Liu worked at the committee office of Xushui District.

Lusha Niu. Ms. Niu has been a member of the Board since October 2016. Ms. Niu is a public relations veteran with strong background in international business and finance. Since September 2013, Ms. Niu has been the Director of Corporate Communications and Public Affairs, Asia Lead of Financial Communication at MSL GROUP, a global public communications firm. From August 2008 until August 2013, Ms. Niu was an Associate Director at APCO Worldwide, a Washington D.C. based global public affairs consulting firm. Ms. Niu also served as a Consulting Analyst with BDA Consulting, advising global institutional investors on their China deal strategy. Ms. Niu holds a Master’s degree in Finance from the University of Colorado.

The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, leadership skills. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Term of Office

If elected, the director-nominees in Class II, Zhenyong Liu, Fuzeng Liu and Lusha Niu, will serve for a two-year term until the 2022 Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a plurality of the votes cast will be elected to the Board. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR the election of all the above director-nominees.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers. The Board is comprised of five directors, and is divided into two classes, Class I and Class II.

The following table sets forth certain information with respect to our directors and executive officers:

Name	Age	Position/Title
Zhenyong Liu	57	Chief Executive Officer and Chairman of the Board (Class II)
Jing Hao	37	Chief Financial Officer
Dahong Zhou	41	Secretary
Marco Ku Hon Wai	46	Director (Class I)
Wenbing Christopher Wang	49	Director (Class I)
Fuzeng Liu	71	Director (Class II)
Lusha Niu	41	Director (Class II)

The Directors in Class II, Zhenyong Liu, Fuzeng Liu, and Lusha Niu, will serve until this Annual Meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The directors elected in Class I, Marco Ku Hon Wai and Wenbing Christopher Wang, will serve until the 2021 Annual Meeting and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. At the Annual Meeting, the class of Directors to be elected (Class II this year) will be elected for a two-year term. Our officers serve at the discretion of the Board.

Set forth below is biographical information about our current directors and executive officers other than the three Class II directors nominated for election. The biographical information about the Class II directors is set forth above under the heading “Proposal 1: Election of Directors — Nominees for Directors”

Marco Ku Hon Wai.  Mr. Marco Ku Hon Wai has served on the Board since November 3, 2014. Mr. Ku founded Sensible Investment Company Limited in 2013, an investment consulting firm based in Hong Kong. He was previously Chief Financial Officer of China Marine Food Group Limited (OTC: CMFO) from July 2007 to October 2013. Prior to his position at China Marine Food Group Limited, Mr. Ku co-founded KISS Catering Group, a food and beverage business in Beijing from October 2005 to April 2007. Mr. Ku worked at KPMG LLP from 1996 to 2000, where his last held position was Assistant Manager. Mr. Ku received a bachelor’s degree in finance from the Hong Kong University of Science and Technology in 1996, and is currently a fellow member of the Hong Kong Institute of Certified Public Accountants.

Wenbing Christopher Wang.  Mr. Wenbing Christopher Wang has served on the Board since October 28, 2009. Mr. Wang has also been serving as President and Director of Fushi Copperweld, Inc. (“Fushi”) since January 21, 2008.  Mr. Wang served as Fushi’s Chief Financial Officer from December 13, 2005 to August 31, 2009. Prior to Fushi, Mr. Wang worked for Redwood Capital, Inc., China Century Investment Corporation, Credit Suisse First Boston and VC China in various capacities.  Fluent in both English and Chinese, Mr. Wang holds a master’s degree in business administration and finance and corporate accounting from Simon Business School of University of Rochester.  Mr. Wang was named one of the top ten CFO’s of 2007 in China by CFO magazine.

The Board believes that each of the Company’s directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions. Some of our directors have served in our operating entity, Hebei Baoding Dongfang Paper Milling Company Limited, for many years and benefit from an intimate knowledge of our operations and corporate philosophy.

Jing Hao. Ms. Jing Hao was appointed as our Chief Financial Officer on November 3, 2014. Ms. Hao previously served as the Company’s Chief Financial Officer from November 2007 until April 2009. In addition, Ms. Hao has served as Chief Financial Officer of Hebei Baoding Dongfang Paper Milling Company Limited (Dongfang Paper) since 2006. Prior to that, she was Manager of Finance for Dongfang Paper from 2005 to 2006.

Dahong Zhou.  Ms. Dahong Zhou was appointed as our Secretary on November 16, 2007. Ms. Zhou also serves as Executive Manager of Hebei Baoding Dongfang Paper Milling Company Limited (Dongfang Paper), a position she has held since 2006.

None of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

●	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

●	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

●	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

●	Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Legal Proceedings

There are no material proceedings to which any director and executive officers of the Company is a party adverse to the Company or has a material interest adverse to the Company.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Loans from our principal shareholder, Chairman and CEO Mr. Zhenyong Liu

Mr. Zhenyong Liu, the Company’s CEO has loaned money to Dongfang Paper for working capital purposes over a period of time. On January 1, 2013, Dongfang Paper and Mr. Zhenyong Liu renewed the three-year term loan previously entered on January 1, 2010, and extended the maturity date further to December 31, 2015. On December 31, 2015, the Company paid off the loan of $2,249,279, together with interest of $391,374 for the period from 2013 to 2015. Approximately $361,793 and $367,441 of interest were outstanding to Mr. Zhenyong Liu, which were recorded in other payables and accrued liabilities as part of the current liabilities in the consolidated balance sheet as of March 31, 2020 and December 31, 2019, respectively.

On December 10, 2014, Mr. Zhenyong Liu provided a loan to the Company, amounted to $8,483,083 to Dongfang Paper for working capital purpose with an interest rate of 4.35% per annum, which was based on the primary lending rate of People’s Bank of China. The unsecured loan was provided on December 10, 2014, and would be originally due on December 10, 2017. During the year of 2016, the Company repaid $6,012,416 to Mr. Zhenyong Liu, together with interest of $288,596. In February 2018, the company paid off the remaining balance, together with interest of $20,400. As of March 31, 2020 and December 31, 2019, approximately $42,342 and $43,003 of interest were outstanding to Mr. Zhenyong Liu, which was recorded in other payables and accrued liabilities as part of the current liabilities in the consolidated balance sheet.

On March 1, 2015, the Company entered an agreement with Mr. Zhenyong Liu which allows Dongfang Paper to borrow from the CEO an amount up to $16,936,952 (RMB120,000,000) for working capital purposes. The advances or funding under the agreement are due three years from the date each amount is funded. The loan is unsecured and carries an annual interest rate set on the basis of the primary lending rate of the People’s Bank of China at the time of the borrowing. On July 13, 2015, an unsecured amount of $4,324,636 was drawn from the facility. On October 14, 2016 an unsecured amount of $2,883,091 was drawn from the facility. In February 2018, the company repaid $1,507,432 to Mr. Zhenyong Liu. The loan would be originally due on July 12, 2018. Mr. Zhenyong Liu agreed to extend the loan for additional 3 years and the remaining balance will be due on July 12, 2021. On November 23, 2018, the company repaid $3,768,579 to Mr. Zhenyong Liu, together with interest of $158,651. In December 2019, the company paid off the remaining balance, together with interest of 94,636. As of March 31, 2020 and December 31, 2019, the outstanding loan balance were $nil and the accrued interest was $193,981 and $197,009, respectively, which was recorded in other payables and accrued liabilities as part of the current liabilities in the consolidated balance sheet.

As of March 31, 2020 and December 31, 2019, total amount of loans due to Mr. Zhenyong Liu were $nil. The interest expense incurred for such related party loans are $nil and $24,316 for the three months ended March 31, 2020 and 2019, respectively. The accrued interest owed to the CEO was approximately $598,116 and $607,453, as of March 31, 2020 and December 31, 2019, respectively, which was recorded in other payables and accrued liabilities.

As of March 31, 2020 and December 31, 2019, amount due to shareholder are $617,433 and $483,433, respectively, which represents funds from shareholders to pay for various expenses incurred in the U.S. The amount is due on demand with interest free.

Lease of Headquarters Compound Real Properties from a Related Party

On August 7, 2013, the Company’s Audit Committee and the Board of Directors approved the sale of the land use right of the Headquarters Compound (the “LUR”), the office building and essentially all industrial-use buildings in the Headquarters Compound (the “Industrial Buildings”), and three employee dormitory buildings located within the Headquarters Compound (the “Dormitories”) to Hebei Fangsheng for cash prices of approximately $2.77 million, $1.15 million, and $4.31 million, respectively. Sales of the LUR and the Industrial Buildings were completed in year 2013.

In connection with the sale of the Industrial Buildings, Hebei Fangsheng agreed to lease the Industrial Buildings back to the Company for its original use for a term of up to three years, with an annual rental payment of approximately $142,998 (RMB1,000,000). The lease agreement expired in August 2016. On August 6, 2016 and August 6, 2018, the Company entered into two supplementary agreements with Hebei Fangsheng, who agreed to extend the lease term for another four years in total, with the same rental payment as original lease agreement.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transaction whether such transactions exceed $120,000. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2019, the following reports were not filed or untimely filed by our officers and directors, and all of the persons known to us to own more than 10% of our common stock:

Name	Late Reports	Transactions Covered	Number of Shares
Zhenyong Liu (Chief Executive Officer and Chairman of Board of Directors)	Form 4	Common Stock	324,326

Jing Hao (Chief Financial Officer)	Form 4	Common Stock	10,000

DIRECTOR INDEPENDENCE

The Company currently has three independent directors, Marco Ku Hon Wai, Wenbing Christopher Wang, and Lusha Niu, as that term is defined under the NYSE American Company Guide.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS;
ANNUAL MEETING ATTENDANCE

Our business, property and affairs are managed by or under the direction of the Board. Members of the Board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

Our Board has three committees — the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee is comprised of Marco Ku Hon Wai, Wenbing Christopher Wang and Lusha Niu, with Mr. Marco Ku Hon Wai serving as chairman. The Compensation Committee is comprised of Marco Ku Hon Wai, Wenbing Christopher Wang and Lusha Niu, with Ms. Lusha Niu serving as chairwoman. The Nominating Committee is comprised of Marco Ku Hon Wai, Wenbing Christopher Wang and Lusha Niu, with Mr. Wenbing Christopher Wang serving as chairman.

Our Audit Committee is involved in discussions with our independent auditor with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditor. Our Board has determined that both Mr. Marco Ku Hon Wai and Mr. Wenbing Christopher Wang qualify as audit committee financial experts and have the accounting or financial management expertise as required under NYSE Rule 303A.07(a). Our Board has also adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s current charter is available at our corporate website at http://www.itpackaging.cn/uploadfile/txyxfh/file/20181029/6367640912345722139375725.pdf.

Our Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally. If so authorized by the Board, the committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt. The Compensation Committee does not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the Compensation Committee consults with the chief executive officer, who may make recommendations to the Compensation Committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee will also discuss compensation policies for employees who are not officers with the chief executive officer and other responsible officers. A copy of the Compensation Committee’s current charter is available at our corporate website at http://www.itpackaging.cn/uploadfile/txyxfh/file/20181029/6367640912355880048874958.pdf.

Our Nominating Committee is involved in evaluating the desirability of and recommending to the Board any changes in the size and composition of the Board, evaluation of and successor planning for the chief executive officer and other executive officers. The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally. A copy of the Nominating Committee’s current charter is available at our corporate website at http://www.itpackaging.cn/uploadfile/txyxfh/file/20181029/6367640912356661968874958.pdf ..

It is a policy of the Nominating Committee that candidates for director (i) be determined to have unquestionable integrity and honesty, (ii) have the ability to exercise sound, mature and independent business judgment that is in the best interests of the Company and the stockholders as a whole, (iii) have background and experience in fields that will complement the talents of the other members of the Board, (iv) have the willingness and capability to take the time to actively participate in Board and committee meetings and related activities, (v) have the ability to work professionally and effectively with other members of the Board and management, (vi) have the ability to remain on the Board long enough to make a meaningful contribution, and (vii) have no material relationships with competitors or other third parties that could create a reasonable likelihood of a conflict of interest or other legal issues.

When considering potential director-nominees, the Nominating Committee also will consider the current composition of the Board and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors. Although we do not have a formal policy for the consideration of diversity in identifying director-nominees, the Nominating Committee recognizes the benefits associated with a diverse board, and strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting director-nominees. On an annual basis, as part of the Board’s self-evaluation, the Board assesses whether the mix of Board members is appropriate for our Company.

In compiling its list of possible candidates and considering their qualifications, the Nominating Committee will make its own inquiries, solicit input from other directors on the Board, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at our 2021 Annual Meeting of Stockholders may do so by submitting a written recommendation to the Nominating Committee, IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550, Attention: Secretary, in accordance with the procedures set forth below in this Proxy Statement under the heading “Stockholder Proposals.” For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

●	The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

●	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

●	As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

Board Meetings

The Board and its committees held the following number of meetings during fiscal 2019:

Board of Directors	6
Audit Committee	4
Compensation Committee	1
Nominating Committee	1

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 75% of the total number of meetings of the Board of Directors and those committees on which he served during the year.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Mr. Zhenyong Liu is our chairman and Chief Executive Officer. At the advice of other members of the management or the Board, Mr. Liu calls meetings of the Board when necessary. We have three independent directors. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s chief executive officer is best situated to serve as chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well. Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

●	The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.

●	The Nominating Committee oversees risks related to the Company’s governance structure and processes.

The Board is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We have adopted a code of ethics to apply to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code of Ethics is currently available at our corporate website at http://www.itpackaging.cn/uploadfile/txyxfh/file/20181029/6367640912363688526617528.pdf.

BOARD OF DIRECTORS COMPENSATION

The following table sets forth a summary of compensation paid or entitled to our directors during the fiscal years ended December 31, 2019, 2018 and 2017:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Fuzeng Liu	2019	7,547	—	—	—	—	7,547
Director	2018	7,844	—	—	—	—	7,844
	2017	7,964	—	—	—	—	7,964

Marco Ku Hon Wai	2019	20,000	—	—	—	—	20,000
Director	2018	20,000	—	—	—	—	20,000
	2017	20,000	—	—	—	—	20,000

Wenbing Christopher Wang	2019	20,000	—	—	—	—	20,000
Director	2018	20,000	—	—	—	—	20,000
	2017	20,000	—	—	—	—	20,000

Lusha Niu	2019	7,252	—	—	—	—	7,252
Director	2018	7,537	—	—	—	—	7,537
	2017	7,652	—	—	—	—	7,652

Effective November 1, 2014, Mr. Marco Ku Hon Wai began serving as our director and has received annual compensation of $20,000, payable on a monthly basis. In addition, the Company agreed to issue Mr. Ku 7,500 shares of its common stock every year under the Company’s stock incentive plan. On January 12, 2016, the Company issued Mr. Ku 7,500 shares restricted common stock under the 2015 Plan for his services in 2015, with a value of $1.33 per share, based on the closing price on the date of the issuance. Mr. Ku will be reimbursed for his out-of-pocket expenses incurred in connection with his service to the Company.

Effective October 28, 2009, Mr. Wenbing Christopher Wang has served as our director and has received annual compensation of $20,000, payable on a monthly basis. Mr. Wang also received 4,000 shares of common stock, a number equal to $20,000 divided by the closing price of the common stock on October 28, 2009, with piggyback registration rights subordinate to that held by investors in any past or future private placement of securities. On January 11, 2012, the Company awarded Mr. Wang 15,820 shares of restricted common stock. These shares of common stock were issued under the 2011 Plan and were valued at $3.45 per share, based on the closing price on the date of the issuance. On December 31, 2013, the Company awarded Mr. Wang 5,000 shares restricted common stock under the 2011 Plan and 2012 Plan, with a value of $2.66 per share, based on the closing price on the date of the stock issuance. On January 12, 2016, the Company issued Mr. Wang 5,000 shares restricted common stock under the 2015 Plan, with a value of $1.33 per share, based on the closing price on the date of the issuance.

On October 12, 2016, Ms. Lusha Niu was elected as our director and receives annual compensation of RMB50,000, payable on a monthly basis.

On December 31, 2013, Mr. Fuzeng Liu received 5,000 shares of restricted common stock from our 2011 and 2012 Plans. The value of the stock award is determined by the closing price of the Company’s common stock on the date of the award, which was $2.66 as of December 31, 2013.

Other than the appointments described above, there are no understandings or arrangements among Mr. Zhenyong Liu, Mr. Fuzeng Liu, Mr. Marco Ku Hon Wai, Mr. Wenbing Christopher Wang or Ms. Lusha Niu and any other person, pursuant to which Mr. Zhenyong Liu, Mr. Fuzeng Liu, Mr. Marco Ku Hon Wai, Mr. Wenbing Christopher Wang, or Ms. Lusha Niu was appointed as a director. None of Mr. Zhenyong Liu, Mr. Fuzeng Liu, Mr. Marco Ku Hon Wai, Mr. Wenbing Christopher Wang and Ms. Lusha Niu has any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2019 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2019 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and the NYSE American Company Guide, and both Mr. Marco Ku Hon Wai and Mr. Wenbing Christopher Wang qualify as an Audit Committee financial expert in accordance with the requirements of the NYSE American Company Guide and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Marco Ku Hon Wai, Chairman
Wenbing Christopher Wang
Lusha Niu

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

The following compensation table summarizes the cash and non-cash compensation earned during the years ended December 31, 2019, 2018 and 2017 by each person who served as principal executive officer, principal financial officer, and secretary during 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Zhenyong Liu,	2019	34,809	—	—	—	—	34,809
Chairman, CEO	2018	36,178	—	88,000	—	—	124,178
	2017	36,684	—	—	—	—	36,684

Jing Hao,	2019	34,809	—	—	—	—	34,809
CFO(1)	2018	36,178	—	8,800	—	—	44,978
	2017	36,684	—	—	—	—	36,684

Dahong Zhou,	2019	4,213	—	—	—	—	4,213
Secretary	2018	4,379	—	—	—	—	4,379
	2017	4,446	—	—	—	—	4,446

(1)	On November 3, 2014, the Board of the Company appointed Ms. Jing Hao to the position of Chief Financial Officer of the Company and serve in accordance with the Bylaws of the Company and until her successor has been elected and has qualified, or until her earlier resignation, removal or death.

(2)	The value of the Stock Award is determined by multiplying the number of restricted shares issued by the quoted closing price of the Company’s common stock on the date of the award, which was $0.88 as of September 13, 2018.

Employment Agreements

Mr. Zhenyong Liu receives a monthly salary of RMB 20,000 (approximately $2,900). On January 11, 2012, the Company awarded Mr. Zhenyong Liu 44,326 shares of restricted common stock. These shares of common stock were issued under the 2011 ISP and are valued at $3.45 per share, based on the closing price on the date of the issuance. On December 31, 2013, the Company awarded Mr. Zhenyong Liu 80,000 shares of restricted common stock under the 2011 ISP and 2012 ISP, with a value of $2.66 per share, based on the closing price on the date of the stock issuance. On January 12, 2016, the Company issued Mr. Zhenyong Liu 200,000 shares restricted common stock under the 2015 Omnibus Equity Incentive Plan, with a value of $1.33 per share, based on the closing price on the date of the issuance. On September 13, 2018, the Company issued 100,000 shares of common stock to Mr. Zhenyong Liu under the 2015 Omnibus Equity Incentive Plan with a value of $0.88 per share as of the date of issuance.

Ms. Jing Hao began receiving a monthly salary of RMB 20,000 (approximately $2,900) in January 2015. On September 13, 2018, the Company issued 10,000 shares of common stock to Ms. Jing Hao under the 2015 Omnibus Equity Incentive Plan with a value of $0.88 per share as of the date of issuance.

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END

There were no option exercises in fiscal year of 2019 or options outstanding as of December 31, 2019.

Pension and Retirement Plans

Currently, except for contributions to the PRC government-mandated social security retirement endowment fund for those employees who have not waived their coverage, we do not offer any annuity, pension or retirement benefits to be paid to any of our officers, directors or employees. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with our company, or from a change in our control.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of WWC, P. C. Certified Accountants (“WWC”), an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2020, subject to ratification of such selection by our stockholders.

In the event that ratification of this appointment of our independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by the Board. Unless indicated to the contrary, proxies received will be voted for ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Representatives of WWC have been invited to but are not expected to be present at the Annual Meeting.

Audit Fees

We incurred approximately $171,600 for professional services rendered by our registered independent public accounting firm, WWC, for the audit and reviews of the Company’s financial statements for each of fiscal 2019 and 2018.

Audit-Related Fees

We did not incur any audit-related fees to WWC in each of fiscal 2019 and 2018.

Tax Fees

We did not incur any tax fees to WWC in each of fiscal 2019 and 2018.

All Other Fees

We did not incur any fees from our registered independent public accounting firms for services rendered to us, other than the services covered in “Audit Fees” and “Audit-Related Fees” for the fiscal years ended December 31, 2019 and 2018.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

With respect to the Company’s auditing and other non-audit related services rendered by its registered independent public accounting firm for the years ended December 31, 2019 and 2018, all engagements were entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL 3:
Advisory Vote on Executive Compensation

At our 2017 annual shareholders meeting, the stockholders recommended, on an advisory basis, that the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers every three years. The Company has disclosed the compensation of its named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders. This advisory shareholder vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the shareholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2020 Proxy Statement, as such compensation is disclosed in the Company’s 2020 Proxy Statement pursuant to disclosure rules of the Securities and Exchange Commission, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal.

The Board recommends a vote FOR approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.

PROPOSAL 4:

APPROVAL OF A REDUCTION IN THE EXERCISE PRICE OF OUTSTANDING WARRANTS ISSUED IN A PRIVATE PLACEMENT AND THE APPROVAL OF THE ISSUANCE OF COMMON STOCK REPRESENTING MORE THAN 20% OF OUR COMMON STOCK ISSUED AND OUTSTANDING UPON EXERCISE OF THE WARRANTS IN ACCORDANCE WITH NYSE AMERICAN RULE 713(A)(II)

Overview

Our Common Stock is currently listed on the NYSE American. We are subject to NYSE American Rule 713(a)(ii), which requires us to obtain shareholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares.

We entered into a securities purchase agreement (the “Purchase Agreement”) dated April 29, 2020 (the “Execution Date”), with certain institutional investors, pursuant to which we agreed to sell to such investors an aggregate of 4,400,000 shares (the “Shares”) of our Common Stock in a registered direct offering and warrants (the “Warrants”) to purchase up to 4,400,000 shares of our Common Stock in a concurrent private placement, for gross proceeds of approximately $2.55 million (the “Financing”). The purchase price for each share of Common Stock and the corresponding warrant is $0.58. The exercise price of the Warrant was $0.7425 per share.

Pursuant to NYSE American Rule 713(a)(ii), an issuer must obtain stockholder approval for the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the common stock (the “Stockholder Approval”). The issuance by the Company of the Shares, together with the Warrants, would be in excess of 20% of the Company’s issued and outstanding shares of Common Stock as of the Execution Date, and the exercise price of $0.7425 of the Warrants issued in the private placement was less than the book value of our Common Stock as of December 31, 2019, which was $7.53 per share.

As a result, on May 4, 2020, the parties entered into an Amendment to the Purchase Agreement (the “Amendment”), whereby the parties agreed to amend the terms of the Agreement to (a) increase the exercise price of the Warrants from $0.7425 to $7.53 per share, (b) provide that on or prior to August 4, 2020 (the “Stockholder Approval Deadline”), the Company must hold a stockholder meeting to obtain Stockholder Approval of (i) the issuance of the Warrant Shares upon the exercise of the Warrants representing greater than 20% of the Common Stock as of the Closing Date in accordance with NYSE American Rule 713(a)(ii), and (ii) the reduction in the Exercise Price of the Warrants from $7.53 to $0.7425 per share, both subject to adjustments pursuant to the terms of the Warrants, and (c) provide that from May 4, 2020 until the date on which the Stockholder Approval is obtained, neither the Company nor any subsidiary of the Company shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or file any registration statement, or amendment or supplement thereto, with the Securities and Exchange Commission. The Amendment also provides that if the Company fails to obtain Stockholder Approval by the Stockholder Approval Deadline, the Company shall pay to each investor, in cash as a return of a portion of such investor’s subscription amount, $0.22 for each share of Common Stock underlying such investor’s Warrants on the Closing Date up to an aggregate cash payment of $968,000 for all investors (the “Shareholder Approval Failure Payments”). The payments shall be paid at the earlier of (a) three Business Days after the stockholder meeting, and (b) the Stockholder Approval Deadline (the earlier date “Payments Due Date”). Any payments outstanding after such Payments Due Date shall accrue interest at a rate of 24.0% per annum.

We consummated the Financing on May 4, 2020. The Warrants will become exercisable on the earlier of November 4, 2020, six months after the date of issuance, and the date the Company receives the Stockholder Approval, at an exercise price of $7.53 per share and will expire on November 4, 2025, five years and six months after the date of issuance. In the event of a stock split, stock dividend, combination, subsequent right offering or reclassification of the outstanding shares of our common Stock, the exercise price and the number of shares issuable upon exercise of the Warrants shall be proportionately adjusted.

Because the exercise price of $7.53 of the Warrants was not less than the greater of book or market value of the shares at the time of the issuance, stockholder approval of the shares of Common Stock issuable in connection with the Warrants was not required under NYSE American Rule 713(a)(ii).

We are now proposing to amend the Warrants to reduce the exercise price to $0.7425. A reduction in the exercise price would result in the issuance of Common Stock equal to more than 20% of our issued and outstanding shares at less than the greater of book or market value of the shares. Even though stockholder approval of the initial issuance of the Warrants was not required, the proposed reduction in exercise price of the Warrants and the issuance of our Common Stock issuable in connection with the Warrants does require stockholder approval under NYSE American Rule 713(a)(ii). Therefore, we are asking our stockholders to authorize the proposed reduction in exercise price of the Warrants and the issuance of shares of our Common Stock underlying the Warrants in order to satisfy the stockholder approval requirements of NYSE American Rule 713(a)(ii).

Under the terms of the Purchase Agreement, if we do not obtain stockholder approval, we will have to pay the Shareholder Approval Failure Payments.

The proposed reduction in the exercise price of the Warrants would not increase the number of shares of Common Stock for which the Warrants are exercisable. Therefore, there will be no initial effect on the holdings of current stockholders as a result of the reduction in exercise price. However, the exercise of the Warrants would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock and proportionate voting power. Under our current certificate of incorporation and bylaws, stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us in order to maintain their proportionate ownership of the Common Stock.

Vote Required and Board of Directors’ Recommendation

The approval of Proposal 4 requires the affirmative vote of a majority of the total votes cast at the Annual Meeting, either in person or by proxy. Abstentions and broker “non-votes” will have no effect with respect to the approval of the Proposal 4.

The Board recommends a vote FOR the approval of Proposal 4.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2021 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before February 25, 2021. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2021 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than May 11, 2021. If a shareholder who wishes to present a proposal fails to notify us by May 11, 2021, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3 and 4 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Ms. Dahong Zhou, Secretary, IT Tech Packaging, Inc., Science Park, Juli Road, Xushui District, Baoding City, Hebei Province, People’s Republic of China 072550, we will provide without charge to each person requesting a copy of our 2019 Annual Report, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2019 Annual Report, is available on our Internet website at www.itpackaging.cn.

By Order of the Board of Directors.

/s/ Zhenyong Liu
Zhenyong Liu
Chairman and Chief Executive Officer

Hebei Province, PRC

June 10, 2020

FORM OF PROXY CARD

IT TECH PACKAGING, INC.
PROXY FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 23, 2020: The Proxy Statement and Annual Report to Stockholders are available at www.itpackaging.cn.

The undersigned hereby appoints Zhenyong Liu with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of IT Tech Packaging, Inc. (the “Company”), to be held on July 23, 2020 at 10 a.m. local time (July 22, 2020 at 10 p.m. ET), at Wei County Production Base, IT Tech Packaging Inc., Industrial Park, Wei County, Hebei Province, China 054700, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated June 10, 2020 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	THE ELECTION OF THREE DIRECTORS IN CLASS II TO SERVE ON THE BOARD OF DIRECTORS OF THE COMPANY, WITH SUCH CLASS II DIRECTORS TO SERVE UNTIL THE 2022 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Zhenyong Liu

Fuzeng Liu

Lusha Niu

2.	THE RATIFICATION OF APPOINTMENT OF WWC, P. C. CERTIFIED ACCOUNTANTS AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020. (Check one)

FOR the proposal. ☐

AGAINST the proposal. ☐

ABSTAIN AUTHORITY to vote for the proposal. ☐

3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION.

FOR the proposal. ☐

AGAINST the proposal. ☐

ABSTAIN AUTHORITY to vote for the proposal. ☐

4.	APPROVAL OF A REDUCTION IN THE EXERCISE PRICE OF OUTSTANDING WARRANTS ISSUED IN A PRIVATE PLACEMENT AND THE APPROVAL OF THE ISSUANCE OF COMMON STOCK REPRESENTING MORE THAN 20% OF OUR COMMON STOCK ISSUED AND OUTSTANDING UPON EXERCISE OF THE WARRANTS IN ACCORDANCE WITH NYSE AMERICAN RULE 713(A)(II)

FOR the proposal. ☐

AGAINST the proposal. ☐

ABSTAIN AUTHORITY to vote for the proposal. ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD’S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF WWC, P.C. CERTIFIED ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020, FOR THE ADVISORY VOTES OF EXECUTIVE COMPENSATION, FOR THE PROPOSAL 4, AND ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:_______________________________
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

PLEASE RETURN THIS PROXY CARD TO:

Empire Stock Transfer, Inc.
1859 Whitney Mesa Drive
Henderson, NV 89014